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                           COMMON STOCK
NUMBER _____                                       _____ SHARES
                       BCSB BANKCORP, INC.
         INCORPORATED UNDER THE LAWS OF THE UNITED STATES

This certifies that
                                                         CUSIP
is the owner of
fully paid and nonassessable shares of common stock, par value
$0.01 per share, of

BCSB BANKCORP, INC. (the "Corporation"), a Federal corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY
INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:  ________________, 1998



_______________________                       __________________
Gary C. Loraditch                             Michael J. Dietz
Secretary                                     President

                     [CORPORATE SEAL]
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    The shares represented by this certificate are issued
subject to all the provisions of the Charter and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

    The Corporation will furnish without charge to each stockholder who so requests, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Corporation is authorized to issue, the differences in the relative rights and preferences between the shares of each such series of preferred stock to the extent they have been set, and the authority of the Board of Directors of the Corporation to set the relative rights and preferences of subsequent series of preferred stock. Such requests shall be made in writing to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common

TEN ENT -     as tenants by the entireties

JT TEN  -     as joint tenants with right of survivorship and
not as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under
Uniform Transfers to Minors Act.......................
              (Cust)              (Minor)             (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________ HEREBY SELL(S),
ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ___________________________________
/__________________________________/

________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
________________________________________________________________
________________________________________________________________
_________________________________________________________ Shares
of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint ________________________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated ________________               _________________________
                                     Signature

                                     _________________________
                                     Signature
In presence of: ___________________

          SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

NOTE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.